SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                 July 23, 1998

               (Date of Report, date of earliest event reported)



                              TREMONT CORPORATION

             (Exact name of Registrant as specified in its charter)



                 Delaware                 1-10126             76-0262791

               (State or other          (Commission         (IRS Employer
                jurisdiction of          File Number)        Identification
                incorporation)                               Number)
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            1999 Broadway, Suite 4300, Denver, CO             80202

           (Address of principal executive offices)         (Zip Code)



                               (303) 296-5600

              (Registrant's telephone number, including area code)



                                Not Applicable

               (Former name or address, if changed since last report)


Item 5:   Other Events

          On July 23, 1998, the Registrant issued the press releases attached hereto as Exhibits 99.1 and 99.2, which are incorporated herein by reference.
Exhibit 99.1 relates to the Registrant's report of second quarter earnings.
Exhibit 99.2 relates to the Registrant's declaration of a third quarter dividend.


Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

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          Item No.         Exhibit List

           99.1          Press release dated July 23, 1998 issued by Registrant.

           99.2          Press release dated July 23, 1998 issued by Registrant.




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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TREMONT CORPORATION
                              (Registrant)



                              By:  /s/  Robert E. Musgraves
                                   Robert E. Musgraves
                                   Vice President, General Counsel
                                   and Secretary




Date: July 27, 1998





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